UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2015

BRIGHTLANE CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-54027	30-0782905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3270 Sul Ross

Houston, Texas 77098

(Address of Principal Executive Offices)

(888) 468-2856

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

We are filing this Form 8-K/A, Amendment No. 2, to provide additional detail and corrections and account for scribner’s errors.

We previously filed a Form 8-K on December 23, 2015, and subsequently on March 8, 2016 we submitted Form 8-K/A Amendment No.1 disclosing financial information required by Item 9.01.

These disclosures reported our acquisition of all of the outstanding shares of Brightlane Homes, Inc. including its real estate asset known as the Brightlane RECA portfolio, resulting in Brightlane Homes, Inc. now being a wholly owned subsidiary of Brightlane Corp.

.

Item 9.01 Financial Statements and Exhibits.

(a)    Audited Financial Statements of Brightlane Homes, Inc. f/p/e December 31, 2014.

(b)    Pro Forma Financial Information of Brightlane Homes, Inc. for nine months ended September 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTLANE CORP.
Date: March 9, 2016	By:	/s/ Steve Helm
Steve Helm
President and Chief Executive Officer
(Principal Executive Officer, Principal Accounting Officer and Principal Financial Officer)